EXHIBIT 99.1

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

AMENDED AND RESTATED SHARE REPURCHASE PROGRAM

The Board of Directors (the “Board”) of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), has adopted and elected to implement a share repurchase program (the “Original Program”) by which shares of the Company’s Common Stock (“Shares”) may be repurchased by the Company from shareholders subject to certain conditions and limitations. The Board of the Company has elected, pursuant to Section 6 of the Original Program, to amend and restate the Original Program in its entirety, as set forth below (as so amended and restated, the “Repurchase Program”). The effective date of the Original Plan was August 1, 2003, and the effective date of the Repurchase Program is February 1, 2007.

1.             REPURCHASE OF SHARES. The Company may, at its option, repurchase Shares presented to the Company for cash, subject to the limitations regarding availability of funds and the aggregate amount of Shares the Company is permitted to purchase under the Repurchase Program, and certain other conditions and restrictions established by this Repurchase Program. Any and all Shares the Company purchases under the Repurchase Program shall be canceled, and shall have the status of authorized but unissued Shares. Any and all Shares the Company acquires under the Repurchase Program shall not be reissued unless such Shares are first registered with the Securities and Exchange Commission under the Securities Act of 1933 and under appropriate state securities laws or otherwise issued in compliance with such laws.

2.             REPURCHASE PRICE. The repurchase price at which Shares may be sold back to the Company are as follows:

(a)           EFFECTIVE FEBRUARY 1, 2007. Effective February 1, 2007, if the Shares are beneficially held for one year from the acquisition date, the repurchase price shall be $9.75 per Share.

(b)           EFFECTIVE OCTOBER 1, 2007. Effective October 1, 2007, if the Shares are beneficially held for one year from the acquisition date, the repurchase price shall be $10.00 per Share.

3.             FUNDING OF REPURCHASE PROGRAM. The Company is permitted, for the purpose of repurchasing Shares, to use offering proceeds from public offerings of its Shares, as well as proceeds from its Distribution Reinvestment Program (“Reinvestment Program”) and other operating funds, if any, as the Board, in its sole discretion, may reserve for this purpose.

(a)           DISTRIBUTION REINVESTMENT PROGRAM. The full amount of the proceeds from the Reinvestment Program attributable to any month may be used by the Company to repurchase Shares presented during that month.

(b)           EXCESS AVAILABLE FUNDS. In the event that the proceeds from the Reinvestment Program plus the amount of available funds from a concurrent public offering, if any, exceed the amount needed to repurchase the Shares for which repurchase requests have been submitted in a particular calendar month, the Company may in its sole discretion (but shall not be obligated to) carryover such excess amount to the subsequent calendar month(s) for use in addition to the amount of proceeds available from the Reinvestment Program and available funds from a concurrent public offering, if any, otherwise available for repurchases during that subsequent month(s).

(c)           INSUFFICIENT AVAILABLE FUNDS. In the event that the proceeds from the Reinvestment Program plus the amount of available funds from a concurrent offering, if any, are insufficient in amount to repurchase all of the Shares for which repurchase requests have been submitted in a particular month, including Shares which the Company was unable to purchase in preceding months (or in the event honoring all repurchase requests would violate the Aggregate Number of Shares Limit described in Section 4(b) below), the Company shall repurchase only those Shares for which it has available funds (and which would not violate the Aggregate Number of Shares Limit), on a pro rata basis for that calendar month. A shareholder whose Shares are not repurchased due to insufficient proceeds or because of the Aggregate Number of Shares Limit in that month will have his or her request included in the next succeeding month. As provided for in Section 4(f) below, a shareholder whose Shares are not repurchased may withdraw his or her request for repurchase by notifying the Company in writing before the last business day of the month. The Company cannot guarantee that it will be able to repurchase all Shares for which a repurchase request is received.

(d)           PERCENTAGE LIMITATION. To the extent the Company has funds available from sources described in subparagraphs 3(a), 3(b) and 3(c) above, the Company may effect repurchases of Shares; provided, however, at no time during any consecutive 12-month period may the number of Shares repurchased by the Company under this Repurchase Program exceed five percent (5%) of the number of Shares outstanding at the beginning of such 12-month period.

(e)           TIME OF REPURCHASE. The Company shall effect all repurchases under the Repurchase Program no later than the last business day of the calendar month. Following such repurchases, the Company shall send to the subject shareholder the cash proceeds of such repurchase.

(f)            INEFFECTIVE WITHDRAWAL. In the event the Company receives a written notice of withdrawal, as described in Section 4(f) below, after the Company has effected the subject repurchase, that notice of withdrawal shall not be effective with respect to the subject Shares repurchased, but shall be effective with respect to any of that shareholder’s Shares not repurchased. The Company shall give the shareholder prompt written notice of the ineffectiveness or partial ineffectiveness of that shareholder’s notice of withdrawal.

4.             SHAREHOLDER REQUIREMENTS. Any shareholder may elect to participate in the Repurchase Program with respect to all or a designated portion of the shareholder’s Shares, subject to the following conditions and limitations:

(a)           HOLDING PERIOD. Only Shares that have been held by the presenting shareholder for more than one (1) year are eligible for repurchase by the Company. If a shareholder dies during the one year holding period, the Board, in its sole discretion, may waive the holding period for the shareholder’s beneficiaries or heirs, as appropriate.

(b)           AGGREGATE NUMBER OF SHARES LIMIT. Subject to sufficient funds being available, the number of Shares repurchased during any calendar year shall not exceed five percent (5.0%) of the weighted average number of Shares outstanding during the prior calendar year. Fractional shares may not be presented for repurchase.

(c)           WRITTEN REQUESTS. A shareholder may request that the Company repurchase the shareholder’s Shares by submitting a Share Repurchase Program Request (the “Form”) to: Registrar and Transfer Company, Attn: Share Repurchase Department, P.O. Box 1727, 10 Commerce

Drive, Cranford, NJ 07015. The Form must state the name of the person/entity who owns the Shares and the number of Shares to be repurchased. Form requests shall be accepted subject to the limitations set forth in the Repurchase Program. The Form must be properly executed, and any outstanding certificates of ownership must be properly endorsed and presented to the Repurchase Agent.

(d)           INSUFFICIENT AVAILABLE FUNDS; SHARE REPURCHASE LIMITATION. It is possible that a shareholder may not have his or her entire written request honored due to insufficient funds available for the Repurchase Program or due to the share repurchase limit set forth above in Section 4(b). If the Company does not have sufficient funds available for repurchase of the entire request or cannot repurchase Shares because of the Section 4(b) limitation, the Company will purchase only those Shares which do not exceed these limits; and prorate its purchases from the aggregate requests from all of the requesting shareholders as a group. The Company will then place each request from requesting shareholders who do not have their entire request honored into the next month until funds become available sufficient to complete the transaction. Unfulfilled requests for repurchase from previous months shall be aggregated with new requests for repurchase that the Company receives during the current month; no request shall be given preference over any other request. If there are no funds available for the Repurchase Program when a repurchase is requested, or if the Company cannot repurchase Shares because of the Section 4(b) limitation, the shareholder may withdraw his or her written request, or ask that the Company honor the request when funds become available or the Section 4(b) limitation does not apply.

(e)           NO ENCUMBRANCES. All Shares presented for repurchase must be owned by the shareholder(s) making the presentment, or the party presenting the Shares must be authorized to do so by the owner(s) of the Shares. All such Shares must be fully transferable and not be subject to any liens or other encumbrances. The repurchase will occur on a pro rata basis assuming all documentation is complete.

(f)            WITHDRAWAL OF WRITTEN REQUEST. In the event a shareholder wishes to withdraw his or her written request to have the Shares repurchased, the shareholder must notify the Repurchase Agent in writing. The Company will not repurchase that shareholder’s Shares so long as the Repurchase Agent receives the written request to withdraw prior to the time payment is sent to the applicable shareholder.

(g)           DEADLINE FOR PRESENTMENT. The Company will repurchase Shares no later than the last business day of each calendar month. The Repurchase Agent must receive a shareholder’s written notice that the Company repurchase his or her Shares prior to the time that the Company determines to effect the Share repurchase.

5.             TERMINATION OF REPURCHASE PROGRAM. This Repurchase Program shall terminate or be suspended, as the case may be, and the Company shall not accept Shares for repurchase upon the occurrence of any of the following:

(a)           In the event the Shares are listed on any national securities exchange, or are subject of bona fide quotes on any inter-dealer quotation system or electronic communications network, or are subject of bona fide quotes in the pink sheets; or

(b)           In the event the Board determines it to be in the best interest of the Company to suspend or terminate the Repurchase Program.

6.             AMENDMENT. This Repurchase Program may be amended in whole or in part by the Board, in its sole discretion, at any time or from time to time.

7.             MISCELLANEOUS.

(a)           NOTICE. If the event the Company terminates, revises or otherwise changes the Repurchase Program, the Company will send a written notice to shareholders informing them of the such termination or change with at least thirty days advance written notice, and the Company will disclose the changes in quarterly reports filed with the Securities and Exchange Commission on Form 10-Q or in the next annual report filed on Form 10-K.

(b)           LIABILITY. Neither the Company nor the Repurchase Agent (as defined below) shall have any liability to any shareholder for the value of the shareholder’s Shares, the repurchase price of the shareholder’s Shares, or for any damages resulting from the shareholder’s presentation of his or her Shares or the repurchase of the Shares under this Repurchase Program or for the Company’s determination not to repurchase Shares under the Repurchase Program, except as result from the Company’s or the Repurchase Agent’s gross negligence, recklessness, or violation of applicable law; provided, however, that nothing contained herein shall constitute a waiver or limitation of any rights or claims a shareholder may have under federal or state securities laws.

(c)           TAXES. Shareholders shall have complete and sole responsibility for payment of all taxes, assessments, and other applicable obligations resulting from the Company’s repurchase of Shares and the Company shall have no such responsibility or liability.

(d)           REPURCHASE AGENT. The Company shall have the full and absolute authority and responsibility to appoint a Repurchase Agent, as the Company’s agent under the Repurchase Program, to effect all purchases of Shares and to disburse funds to the respective shareholders upon the Company’s purchase of the subject Shares. The Company hereby appoints Registrar and Transfer Company as the Repurchase Agent.

(e)           ADMINISTRATION AND COSTS. The Repurchase Agent shall perform all recordkeeping and other administrative functions involved in operating and maintaining the Repurchase Program and shall charge the shareholder a $50.00 fee to process the transaction. The Company shall bear all costs involved in organizing, administering and maintaining the Repurchase Program.